SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



Form 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report:
July 21, 1994



Salomon Inc
(Exact name of registrant as specified in its charter)




Delaware                  1-4346                     22-1660266
(State of Incorporation) (Commission File No.)      (IRS Employer
                                                Identification No.)




Seven World Trade Center, New York, New York       10048
(Address of Principal Executive Offices)         (Zip Code)



(212) 783-7000
(Registrant's Telephone No.)

Item 5.  Other Events

On July 21, 1994, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         Exhibits:

        (99)  Press release dated July 21, 1994

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SALOMON INC
                                                  (Registrant)


Date:  July 21, 1994               By:    /s/  David C.Fisher
                                                   Controller